TiVo Investor Presentation January 29, 2014 “Powering the Next Generation of Television”

TiVo Inc. Confidential | 2 Risks, Uncertainties, and Non-GAAP Measures – Forward Looking Statements Disclaimer Caution Regarding Forward Looking Statements. This presentation contains forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo's and Digitalsmiths’ future business and growth strategies including future penetration of existing customer subscriber bases and new customer acquisitions and financial expectations related to the Digitalsmiths acquisition, including future revenues, margins, and Adjusted EBITDA performance and the amount of NOLs available to TiVo in the future from this acquisition. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays in development, competitive service offerings and lack of market acceptance, risks that the closing conditions related to the acquisition of Digitalsmiths are not satisfied, our inability to achieve the synergies expected from the Digitalsmiths acquisition, issues with the integration of Digitalsmiths, including costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual or employment issues, as well as the other potential factors described under "Risk Factors" in the Company's public reports filed with the Securities and Exchange, including the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2013, our Quarterly Reports on Form 10-Q for the periods ended April 30, 2013, July 31, 2013, and October 31, 2013, and Current Reports on Form 8-K. The Company cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo disclaims any obligation to update these forward- looking statements. Non-GAAP Measures. This presentation may also reference non-GAAP financial measures. Additional information on these non-GAAP financial measures can be accessed through TiVo’s Investor Relations website at www.tivo.com/ir

TiVo Inc. Confidential | 3 Today’s Announcement TiVo is acquiring Digitalsmiths for $135M in cash - SaaS based video search and discovery platform - Company is based in Research Triangle Park, North Carolina and Denver, CO - Transaction expected to close in Q1 FY2015 Strong revenue growth - Digitalsmiths revenue grew approximately 78% year-over-year in calendar year 2013 - Expected to continue as penetration of current customer base increases and from new customer wins Strong margin profile - High gross margins historically - Cloud service allows scaling of customer base with modest incremental R&D investment - Growing from positive AEBITDA contribution in FY15 to material AEBITDA contribution to TiVo in FY16 All key members of Digitalsmiths management continuing with TiVo

TiVo Inc. Confidential | 4 Transaction Rationale SaaS offering for Pay-TV operators, content owners, and CE manufacturers Enables advanced user experience integrating cloud-based search, recommendations, and discovery with full flexibility on the specific user interface. - “The TiVo Service for non-TiVo clients” Relationships with 7 of the top 10 US Pay-TV operators - Service Provider contracts yield potential of 64M US Pay-TV households - Including DIRECTV, Dish Network, Time Warner High Growth Opportunity - Service provider customers currently 10% penetrated and expected to grow to over 50% penetration in the next few years. - Accelerating customer wins - Large international opportunity - Rapid transaction growth – 90 million transactions in July to 150 million transactions in December

TiVo Inc. Confidential | 5 Digitalsmiths Product Portfolio

Digitalsmiths Customer Momentum

- Adoption of Digitalsmiths has gained significant momentum in recent years
- Large US MVPD contracts with significant upside
  - 64M potential users under existing US contracts
  - 10% currently using service
- Early international momentum
  - 16M potential users from 3 customers
- Growing interest from consumer electronics manufacturers



Digitalsmiths Total Customers
50
40
30
20
10
0
2010
2011
2012
2013



Service Provider Footprint & Penetration
Only 10% penetrated on a base of ~80M Service Provider subscribers
Current penetration
US Service Provider
Int'l Service Provider

TiVo Inc. Confidential | 6

TiVo Inc. Confidential | 7 Sample Digitalsmiths Customer Clients Popularity Feed Integrated into Dish iPad Application DISH Networks

TiVo Inc. Confidential | 8 Sample Digitalsmiths Customer Clients TWC Recommendations Time Warner

TiVo Inc. Confidential | 9 Strong Fit with TiVo’s Cloud Strategy 2008 - 2013 Migrated key functions from STB to Service - Unified Search - Recommendations - Multi-Tenant Service - Tablets, Smartphones, & SmartTVs 2014 – 2016 Offer cloud services independent of client device or software 1999 – 2008 Most logic in client STB

TiVo Inc. Confidential | 10 Summary Transaction accelerates TiVo’s relationships with large Tier One service providers Accelerates TiVo’s evolution to a device independent cloud- based software as a service offering which can power a variety of user interfaces Provides foundation for accelerated revenue and Adjusted EBITDA growth Team and platform for further innovation and product; integration planning well underway